================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                               NOVEMBER 12, 2002

                                ----------------

                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                0-25370                 48-1024367

(State or Other Jurisdiction of       (Commission              (IRS Employer
Incorporation)                        File Number)           Identification No.)


                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (972) 801-1100
                             (REGISTRANT'S TELEPHONE
                          NUMBER, INCLUDING AREA CODE)

                                    NO CHANGE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



================================================================================

ITEM 9.  REGULATION FD DISCLOSURE

                  On November 12, 2002, Mark E. Speese, Chairman of the Board and Chief Executive Officer, and Robert D. Davis, Senior Vice President-Finance, Treasurer and Chief Financial Officer, of Rent-A-Center, Inc. each submitted a certification to the Securities and Exchange Commission relating to Rent-A-Center, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                  99.1 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Mark E. Speese.

                  99.2 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Robert D. Davis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENT-A-CENTER, INC.





Date: November 12, 2002                By:  /s/ Robert D. Davis
                                            ------------------------------------
                                            Robert D. Davis
                                            Senior Vice President-Finance,
                                            Treasurer and Chief Financial
                                            Officer

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT
         -------           ----------------------
         99.1              Certification pursuant to 18 U.S.C. Section 1350 as
                           adopted pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002 by Mark E. Speese.

         99.2 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002 by Robert D. Davis.



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